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                                                                   Exhibit 17(a)

                               POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Richard M. Reilly, Joseph W. MacDougall, Jr., George M. Boyd and Gregory D. Sheehan, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of Allmerica Investment Trust and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

Signature                Title                                        Date
---------                -----                                        ----

_____________________    Chairman of the Board and Trustee        ______________
John F. O'Brien

_____________________    President, Chief Executive Officer       ______________
Richard M. Reilly        and Trustee

_____________________    Treasurer (Principal Accounting Officer) ______________
Paul T. Kane

_____________________    Trustee                                  ______________
P. Kevin Condron

_____________________    Trustee                                  ______________
Cynthia A. Hargadon

_____________________    Trustee                                  ______________
Gordon Holmes

_____________________    Trustee                                  ______________
John P. Kavanaugh

_____________________    Trustee                                  ______________
Bruce E. Langton

_____________________    Trustee                                  ______________
Attiat F. Ott

/s/ Paul D. Paganucci    Trustee                                  March 29, 2000
---------------------                                             --------------
Paul D. Paganucci

_____________________    Trustee                                  --------------
Ranne P. Warner